UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
-------------------------------------------------------------------------------
                      NOVEMBER 30, 2004 (NOVEMBER 30, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                     1-13726                    73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
        of incorporation)                                   Identification No.)


   6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA              73118
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      (Address of principal executive offices)                   (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act
    (17 CFR230.425)

[_] Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01 - REGULATION FD DISCLOSURE


On November 30, 2004, Chesapeake Energy Corporation issued a press release announcing the acquisition of Barnett Shale Natural Gas Property from Hallwood Energy Corporation for $277 million. This press release is attached as Exhibit 99.1.

With the filing of this report on Form 8-K, we are posting the same information on our website at www.chkenergy.com. We caution you that our outlook is given as of November 30, 2004 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information become available.

ITEM 9.01 - EXHIBITS

(c)      Exhibits

EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

  99.1                  Press Release dated November 30, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHESAPEAKE ENERGY CORPORATION



                              By:     /S/ AUBREY K. MCCLENDON
                                      ------------------------------------------
                                      Aubrey K. McClendon
                                      Chairman of the Board and
                                      Chief Executive Officer

Date:         November 30, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

         99.1           Press Release of November 30, 2004